Third Quarter 2003 Supplemental Financial Report

Matters other than historical facts set forth within this Supplemental Financial Report are forward-looking statements within the meaning of the federal securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, the financial condition of tenants, the uncertainties of acquisition activity, the cost and availability of financing, the effects of general and local economic and market conditions, regulatory changes and other risks and uncertainties detailed in the prospectus included in the Company’s Form S-11 Registration Statement. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Quarterly Supplemental Disclosure
September 30, 2003

Company Information

First Potomac Realty Trust is a self-managed, self-administered real estate investment trust formed to acquire, operate and develop industrial and flex properties in the southern Mid-Atlantic region. Our focus is acquiring properties that can benefit from our intensive property management and seeking to reposition these properties to increase their profitability and value. Since its formation in 1997, First Potomac has assembled a 14-property portfolio consisting of 34 buildings totaling approximately 2.5 million square feet.

Corporate Headquarters	7200 Wisconsin Ave. Suite 310 Bethesda, MD 20814	Investor Relations	Barry H. Bass Chief Financial Officer (301) 986-9200 bbass@first-potomac.com

New York Stock Exchange	Symbol FPO	Web Site	www.first-potomac.com

Quarterly Supplemental Disclosure
September 30, 2003

Company Background

First Potomac Realty Trust (“the Company”) completed its initial public offering on October 23, 2003. The Company sold 7,500,000 common shares of beneficial interest, raising net proceeds of approximately $102.1 million. The Company will raise an additional $15.6 million in net proceeds from the sale of an additional 1,125,000 common shares to cover over-allotments in a transaction that is scheduled to close on November 21, 2003. To date the Company has used approximately $55 million of the proceeds to repay outstanding debt, to acquire joint venture interests held by an institutional partner in four of the Company’s properties and to acquire Virginia Center, a 119,672 square foot flex property in Glen Allen, Virginia, a suburb of Richmond. The Company intends to use the remaining proceeds for general corporate and working capital purposes, including possible future acquisitions.

Results and Basis of Presentation

The results and financial information presented in this earnings release for the Company’s pre-IPO predecessor (“First Potomac Predecessor”) are presented on a combined historical and pro forma basis. The pro forma presentation reflects the effects of the IPO and the subsequent use of the IPO proceeds.

The unaudited Condensed Combined Statement of Operations and the Condensed Consolidated Balance Sheet of First Potomac Predecessor have been derived from the activities and results of the entities comprising our historical operations. The historical operations include the activities of First Potomac Realty Investment Limited Partnership (our operating partnership), First Potomac Realty Investment Trust, Inc. (the predecessor general partner of our operating partnership) and First Potomac Management, Inc.

The Pro Forma Condensed Consolidated Statements of Operations and Pro Forma Condensed Consolidated Balance Sheets for the nine months ended September 30, 2003 are based on the Combined Historical Statements of Operations and Combined Historical Balance Sheet of First Potomac Predecessor, adjusted for completed and probable acquisitions and to reflect the initial public offering completed on October 23, 2003. The Pro Forma Condensed Statement of Operations for the nine months ended September 30, 2003 assumes all of the following occurred on January 1, 2003, and the Pro Forma Condensed Consolidated Balance Sheet assumes all of the following occurred on September 30, 2003:

1)	Initial public offering of 7.5 million common shares at $15.00 per share, with net proceeds of $102.1 million;
2)	Issuance of 1.125 million common shares at $15.00 per share to cover over-allotments, with net proceeds of $15.6 million;
3)	Acquisition of capital interests in FPM Management LLC;
4)	Exchanges of ownership interests in various entities that owned interests in several properties;
5)	Repayment of approximately $63.6 million in debt, accrued interest and prepayment fees; and
6)	Acquisitions of Virginia Center and Interstate Plaza.

Quarterly Supplemental Disclosure
September 30, 2003

	STATEMENTS OF OPERATIONS
	(in thousands)
	(unaudited)

		PRO FORMA
	FIRST POTOMAC	CONDENSED
	PREDECESSOR	CONSOLIDATED

	Year-to-date	Year-to-date

	9 months ended	9 months ended
	September 30, 2003	September 30, 2003

OPERATING REVENUES
Rental revenues	$10,582	$16,072
Tenant reimbursments	2,185	2,829

	12,767	18,901

PROPERTY EXPENSES
Property operating	2,129	3,226
Real estate taxes and insurance	1,041	1,530

NET OPERATING INCOME	9,597	14,145

OTHER INCOME (EXPENSE)
General and administrative	(1,549)	(2,139)
Other income	37	69

EBITDA	8,085	12,075

Depreciation and amortization	(3,385)	(6,678)
Interest expense	(8,660)	(4,966)
Equity in earnings of investees	(64)	—

Income before minority interest	(4,024)	431

Minority interest	206	(60)

NET INCOME (LOSS)	$(3,818)	$371

Quarterly Supplemental Disclosure
September 30, 2003

PRO FORMA FINANCIAL MEASURES (in thousands, except per share data)

CURRENT
YEAR-TO-DATE

9 months ended
FUNDS FROM OPERATIONS (“FFO”)	September 30, 2003

Net income	$371
Add back:
Depreciation of real estate and amortization of leasing costs	6,678
Minority interest	60

FFO	7,109

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)

FFO	$7,109
Straight-line rent, net	(134)
Non real-estate depreciation	—
Amortization of finance costs	789
Tenant improvements	(530)
Leasing commissions	(197)
Capital expenditures	(440)

AFFO	$6,597

FUNDS AVAILABLE FOR DISTRIBUTION (“FAD”)

AFFO	$6,597
Scheduled principal repayments	(729)

FAD	$5,868

Total weighted average shares and OP units
Basic	10,030,523

Diluted	10,030,523

FFO per share:
FFO per share — Basic	$0.71

FFO per share — Diluted	$0.71

AFFO per share — Basic	$0.66

AFFO per share — Diluted	$0.66

FAD per share — Basic	$0.58

FAD per share — Diluted	$0.58

Quarterly Supplemental Disclosure
September 30, 2003

	FIRST POTOMAC PREDECESSOR
	CONDENSED CONSOLIDATED BALANCE SHEETS
	(in thousands)
	(unaudited)

	September 30, 2003	December 31, 2002

Assets:

Rental property, net	$104,813	$104,636
Cash	1,844	670
Escrows & reserves	1,740	3,313
Accounts & other receivables	1,025	303
Unbilled rent receivable	1,650	1,475
Deferred costs, net	3,550	3,395
Prepaid expenses & other assets	1,223	140
Intangible assets, net	1,747	1,436
Tenant security deposits	549	552
Investment in real estate entities	7,879	10,672

Total assets:	$126,020	$126,592

Liabilities:

Accounts payable & accrued expenses	$2,770	$391
Accrued interest	3,209	2,382
Rents received in advance	446	790
Mortgage loans & other debt	122,089	123,938

Total liabilities:	128,514	127,501

Minority interest	210	416

Shareholders’ deficit:
Common shares, $0.001 par value, 100,000,000 common shares authorized:
2,000 shares issued & outstanding	—	—
Additional paid-in capital	254	2
Deficit	(4,618)	(3,926)

Total shareholders’ deficit:	(4,364)	(3,924)

Partners’ capital	1,660	2,599

Total liabilities, shareholders’ deficit & partners’ capital:	$126,020	$126,592

Quarterly Supplemental Disclosure
September 30, 2003

	PRO FORMA CONDENSED	PRO FORMA CONDENSED
	CONSOLIDATED BALANCE	CONSOLIDATED BALANCE
	SHEET	SHEET
	BEFORE ADDITIONAL DEBT PAY DOWN[1]
	(in thousands)	(in thousands)
	(unaudited)	(unaudited)

	September 30, 2003	September 30, 2003

Assets:

Rental property, net	$168,773	$168,773
Cash	63,637	41,237
Escrows & reserves	2,544	2,544
Accounts & other receivables	1,042	1,042
Unbilled rent receivable	1,837	1,837
Deferred costs, net	2,567	2,567
Prepaid expenses & other assets	1,509	1,509
Intangible assets, net	5,584	5,584
Tenant security deposits	807	807

Total assets:	$248,300	$225,900

Liabilities:

Accounts payable & accrued expenses	$2,782	$2,782
Rents received in advance and security deposits	1,006	1,006
Mortgage loans & other debt	127,660	105,660
Other liabilities	385	385

Total liabilities:	131,833	109,833

Minority Interest	16,183	16,183

Shareholders’ equity:
Common shares, $0.001 par value, 100,000,000 shares authorized:
8,625,000 shares issued & outstanding	9	9
Additional paid-in capital	100,275	99,875

Total shareholders’ equity:	100,284	99,884

Total liabilities and shareholders’ equity:	$248,300	$225,900

[1]	Reflects Pro Forma Condensed Consolidated Balance Sheet prior to $22.0 million repayment of mortgage debt to GE Capital that the Company anticipates repaying in January 2004, the earliest permissible repayment date.

Quarterly Supplemental Disclosure
September 30, 2003

	SELECTED OPERATING RATIOS
	(in thousands)

	9 months ended
	September 30, 2003

COVERAGE RATIOS

Interest Coverage Ratio
Pro Forma EBITDA	$12,075
Divided by Interest Expense	4,966

	2.43	x
Debt Service Coverage Ratio
Pro Forma EBITDA	$12,075
Divided by Interest Expense	4,966
+ Principal Amortization	729

	2.12	x
OVERHEAD RATIO

G&A Real Estate Revenues
Pro Forma General and Administrative Expense	$2,139
Pro Forma Real Estate Revenues	18,901

	11%
LEVERAGE RATIOS

Debt/Total Market Capitalization
Pro Forma Debt Before Additional Debt Pay down	$127,660
Pro Forma Total Market Capitalization	289,954

	44%
Debt/Total Market Capitalization
Pro Forma Debt	$105,660
Pro Forma Total Market Capitalization	267,954

	39%

Quarterly Supplemental Disclosure
September 30, 2003

	PRO FORMA
	TOTAL MARKET CAPITALIZATION
	(in thousands, except per share data)

		Percent of Total
		Market
		Capitalization

Total Common Shares Outstanding	8,634
Common Operating Partnership (“OP”) Units	1,397

Total Common Shares and OP Units	10,031

Market Price at October 31, 2003	$16.18

Total Equity Capitalization	$162,294	60.6%

Pro Forma Debt Capitalization
Fixed-Rate Debt	$95,160	35.5%
Floating-Rate Debt	10,500	3.9%

Total Debt Capitalization	105,660	39.4%

Total Market Capitalization	$267,954	100.0%

Quarterly Supplemental Disclosure
September 30, 2003

DESCRIPTION OF PROPERTIES

	Date of			Square
Property	Acquisition	Property Type	Location	Footage	Occupancy

Plaza 500	1997	Multi-tenant industrial	Alexandria, VA	506,825	95%
Newington Business Park Center	1999	Multi-tenant industrial	Lorton, VA	254,114	99%
Snowden Center	2002	Flex	Columbia, MD	140,438	92%
Crossways Commerce Center I	1999	Multi-tenant industrial	Chesapeake, VA	348,615	100%
Crossways Commerce Center II	1999	Flex	Chesapeake, VA	147,736	100%
Rumsey Center	2002	Flex	Columbia, MD	134,654	88%
Van Buren Business Park	1997	Flex	Herndon, VA	109,255	74%
Greenbrier Technology Center II	2002	Flex	Chesapeake, VA	79,684	100%
6600 Business Parkway	1997	Single-tenant industrial	Elkridge, MD	172,200	100%
Coast Guard Building	1999	Flex	Chesapeake, VA	61,992	100%
Norfolk Business Center	2002	Flex	Norfolk, VA	89,831	100%
4200 and 4212 Technology Court	1998	Flex	Chantilly, VA	64,064	100%
13129 Airpark Road	1997	Multi-tenant industrial	Culpeper, VA	150,400	48%

Subtotal/Average				2,259,808	93%

	Date of			Square
Recent Acquisitions	Acquisition	Property Type	Location	Footage	Occupancy

Virginia Center [1]	2003	Flex	Glen Allen, VA	119,672	63%

Subtotal/Average				2,379,480	91%

	Purchase			Square
Property under contract	Price	Property Type	Location	Footage	Occupancy

Interstate Plaza [2]	$12,000,000	Single-tenant industrial	Alexandria, VA	107,320	100%

Total/Average				2,486,800	92%

[1]	Acquired on October 29, 2003.
[2]	Expected to close in the fourth quarter of 2003.

Quarterly Supplemental Disclosure
September 30, 2003

PORTFOLIO ANALYSIS

PORTFOLIO BY MARKET
	Number of			Percentage of
	Buildings	Square Feet	Occupancy Rate	Annualized Rent

Washington	18	1,191,978	89%	50%
Norfolk	6	727,858	100%	27%
Baltimore	9	447,292	94%	19%
Richmond	1	119,672	63%	4%

Total	34	2,486,800	91%	100%

PORTFOLIO BY PROPERTY TYPE	Number of			Percentage of
	Buildings	Square Feet	Occupancy Rate	Annualized Rent

Single-tenant Industrial	2	279,520	100%	10%
Multi-tenant Industrial	11	1,259,954	92%	41%
Flex	21	947,326	89%	49%

Total	34	2,486,800	91%	100%

PORTFOLIO BY LEASE TYPE
	Number of Leases	Square Feet	Percentage of Portfolio

Triple Net	113	1,530,917	67%
Industrial Gross	24	368,836	16%
Full Service	39	381,890	17%

Total	176	2,281,643	100%

Quarterly Supplemental Disclosure
September 30, 2003

SUMMARY OF LARGEST TENANTS

					Percentage of	Weighted Average
		Number of	Total Occupied	Total Annualized	Total Annualized	Remaining Lease
Ranking	Tenant	Leases	Square Feet	Rental Revenue [1]	Rental Revenue	Term

1	U.S. Government	13	464,018	$4,418,662	20.7%	4.1
2	First Data Corporation	1	117,336	1,150,266	5.4%	5.1
3	Carolina Holdings	1	124,501	1,053,665	4.9%	6.3
4	REICO Distributors	1	172,200	948,365	4.4%	6.2
5	Fibertek, Inc	1	28,719	569,211	2.7%	2.2
6	AMSEC LLC	1	35,631	532,602	2.5%	2.9
7	Anteon International Corporation	4	104,700	494,519	2.3%	2.1
8	Paratek Microwave	1	29,828	391,642	1.8%	4.0
9	Precision Partners, Inc	1	47,495	380,581	1.8%	6.3
10	Visteon Corporation	2	73,400	321,380	1.5%	7.8

	Subtotal Top 10 Tenants	26	1,197,828	$10,260,891	48.0%	4.7
	All Remaining Tenants	150	1,083,815	$11,120,532	52.0%	2.9

	Total / Weighted Average	176	2,281,643	$21,381,423	100.0%	3.9

[1]	Annualized rental revenue is based on rental revenue as of September 30, 2003.

Quarterly Supplemental Disclosure
September 30, 2003

LEASE EXPIRATIONS

		Gross Leased Area		Annualized Rental Revenue

	Number of		Percent of		Percent of	Average
	Leases Expiring	Square Footage	Total	Amount	Total	per Sq. Ft.

Year of Lease Expiration

October – December 2003	5	25,444	1.1%	$326,910	1.5%	$12.85
2004	36	345,182	15.1%	2,882,289	13.5%	8.35
2005	37	224,716	9.8%	2,684,300	12.6%	11.95
2006	31	299,734	13.1%	2,919,958	13.7%	9.74
2007	32	450,206	19.7%	4,558,070	21.3%	10.12
2008	16	236,663	10.4%	2,551,055	11.9%	10.78
2009	5	321,681	14.1%	2,570,129	12.0%	7.99
2010 and thereafter	14	378,017	16.6%	2,888,712	13.5%	7.64

Total Occupied	176	2,281,643	100.0%	$21,381,423	100.0%	$9.37

Quarterly Supplemental Disclosure
September 30, 2003

PRO FORMA DEBT ANALYSIS
(in thousands)

		Principal Balance
		September 30,	Annual Debt		Balance at
Encumbered Properties	Interest Rate	2003	Service	Maturity Date	Maturity

Fixed Rate Debt
Original Portfolio	7.26%	$39,403	$3,429	12/11/2007	$36,784
Plaza 500 Van Buren Business Park 6600 Business Parkway 13129 Airpark Road
4200 Tech Court	8.07%	1,840	168	10/1/2009	1,703
4212 Tech Court	8.53%	1,783	169	6/1/2010	1,653
Crossways Commerce Center	6.70%	26,710	2,087	10/1/2012	23,314
Newington Business Park Center	6.70%	16,849	1,316	10/1/2012	14,706
Interstate Plaza[1]	7.45%	8,575	726	1/1/2007	8,237

		$95,160	$7,169		$78,160

Floating Rate Debt
Greenbrier/Norfolk	LIBOR + 2.45%	$10,500	$375	11/30/2005	$10,500
Rumsey/Snowden	LIBOR + 2.57% [2]	22,000	1,005	12/31/2005	22,000

		$32,500	$1,380		$32,500

Pro Forma Total[3]		$127,660	$9,275		$118,897

[1]	Property is under contract. Expected to close in the fourth quarter of 2003.
[2]	Minimum LIBOR rate of 2.00%.
[3]	Before repayment of the $22.0 million GE Capital mortgage debt.

Quarterly Supplemental Disclosure
September 30, 2003

MANAGEMENT STATEMENTS ON NON-GAAP SUPPLEMENTAL MEASURES

Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), EBITDA and funds available for distribution (“FAD”), variously defined, as supplemental performance measures.

While the Company believes net income available to common stockholders as defined by GAAP is the most appropriate measure, it considers FFO, NOI, EBITDA, and FAD appropriate supplemental measures given their wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation/amortization of real estate assets. NOI provides a measure of rental operations and does not factor in depreciation/amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further tool to evaluate the ability to incur and service debt and to fund dividends and other cash needs. FAD provides a further tool to evaluate the ability to fund dividends. In addition, FFO, NOI, EBITDA, and FAD are commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value.

Net Operating Income

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements, and other income) less property and related expenses (property expenses, real estate taxes, and insurance). Other real estate investment trust (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, lease rates, and tenant base have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties.

EBITDA

Management believes that EBITDA is a useful supplemental measure of the Company’s operating performance. EBITDA is defined as earnings before interest, taxes, depreciation and amortization.

Management considers EBITDA to be an appropriate supplemental performance measure since it represents earnings prior to the impact of depreciation, amortization and gain (loss) from property dispositions. This calculation facilitates the review of income from operations without considering the effect of non-cash depreciation and amortization or the cost of debt.

Quarterly Supplemental Disclosure
September 30, 2003

Funds From Operations

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. As defined by the National Association of Real Estate Investment Trusts, or NAREIT, funds from operations (“FFO”) represents net income (loss) before minority interest (computed in accordance with GAAP), including gains (or losses) from debt restructuring and excluding gain on sale of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.

Management considers funds from operations a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that funds from operations provides a more meaningful and accurate indication of our performance. In addition, management believes that FFO provides useful information to the investment community about the Company’s financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.

Funds Available For Distribution

Management believes that Funds Available for Distribution (“FAD”) is a useful measure of the Company’s liquidity. The Company computes FAD by adding to FFO the non-cash amortization of deferred financing costs, and then subtracting tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.